Exhibit 10.2
SUBSCRIPTION AGREEMENT
IN
VERTEX ENERGY, INC.

A.           Subscription. This Agreement has been executed by _______________ (the “Subscriber”) in connection with the subscription to purchase (a) _____________ shares of the common stock, $0.001 par value per share (the “Common Stock” and the “Shares”) of Vertex Energy, Inc., a Nevada corporation (the “Company”), and (b) warrants to purchase 109,934 shares of the Common Stock of the Company at an exercise price of $3.01 per share (the “Exercise Price”), evidenced by the Common Stock Purchase Warrant attached hereto as Exhibit A (the “Warrants” and the “Warrant Agreement” and together with the Shares, the “Securities”) at an aggregate purchase price of $__________ (the “Purchase Price”). This Subscription Agreement is referred to herein as the “Agreement” or the “Subscription”. The offering of the Securities shall be defined herein as the “Offering”. The Offering is made in reliance upon an exemption from registration under the federal securities laws provided by Section 4(a)(2) and Rule 506(b) of Regulation D of the Securities Act of 1933, as amended.

When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa. Any reference to a person shall include an individual, trust, estate, or any incorporated or unincorporated organization, including general or limited partnerships, limited liability companies, corporations, joint ventures and cooperatives, and all heirs, executors, administrators, legal representatives, successors and assigns of such person where permitted or required by the context. Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

This Agreement shall be binding on the Subscriber and the Company, subject to the terms hereof, upon execution by the Subscriber and the Company.

B.           Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

i)            Subscriber (or the person making the investment decision hereunder on behalf of the Subscriber, if the Subscriber is an entity) is a sophisticated investor that has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Company and the suitability of the Securities as an investment for Subscriber;

ii)            Subscriber is an “Accredited Investor” as such term is defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”, the “Act” or the “1933 Act”) , and has completed the Certification of Accredited Investor Status attached hereto as Exhibit B;

iii)           The Subscriber is acquiring the Securities for its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he does not presently have any reason to anticipate any change in its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require its sale or distribution of the Securities. No one other than the Subscriber has any beneficial interest in said securities. The Subscriber is purchasing the Securities for its account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof. Subscriber has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of this investment and the Offering, and all such questions have been answered to the full satisfaction of Subscriber. The Company has not supplied Subscriber any information other than as contained in this Agreement, and Subscriber is relying on its own investigation and evaluation of the Company and the Securities in making an investment hereunder and not on any other information;

Subscription Agreement
Vertex Energy, Inc.

iv)           Subscriber is able to bear the economic risk of the investment in the Securities and Subscriber has sufficient net worth to sustain a loss of Subscriber’s entire investment in the Company without economic hardship if such a loss should occur;

v)           The Subscriber recognizes that the investment herein is a speculative venture and that the total amount of funds tendered to purchase Securities is placed at the risk of the business and may be completely lost;

vi)           Subscriber acknowledges and is aware of the following:

(1)           There are substantial restrictions on the transferability of the Securities; the Securities will not be, and the Subscriber has no right to require that the Securities be registered under the 1933 Act; there may not be any public market for the Securities; Subscriber may not be able to use the provisions of Rule 144 of the 1933 Act with respect to the resale of the Securities; and accordingly, Subscriber may have to hold the Securities indefinitely and it may not be possible for Subscriber to liquidate Subscriber’s investment in the Company. Subscriber agrees that the Securities shall not be sold, transferred, pledged or hypothecated unless such sale is exempt from registration under the 1933 Act. Subscriber also acknowledges that Subscriber shall be responsible for compliance with all conditions on transfer imposed by any blue sky or securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing a proposed transfer; and

(2)           No federal or state agency has made any finding or determination as to the fairness of the Offering of the Securities for investment or any recommendation or endorsement of the Securities; and

(3)           The Securities have not been approved or registered under any Blue Sky law or with any State Securities Division, and as such, there may be restrictions on the sale or transfer of such Securities under State law.

vii)          The Subscriber has carefully considered and has, to the extent it believes such discussion is necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for its particular tax and financial situation and that the Subscriber and its advisers, if such advisors were deemed necessary, have determined that the Securities are a suitable investment for it;

viii)         The Subscriber has not become aware of this Offering and has not been offered Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the Subscriber's knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

Subscription Agreement
Vertex Energy, Inc.

ix)           The Subscriber realizes that the Securities cannot readily be sold and will be restricted securities and therefore the Securities must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and possible personal contingencies;

x)            The Subscriber represents that he has (i) adequate means of providing for its current needs and possible personal contingencies, and (ii) has no need for liquidity in this particular investment;

xi)           The Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities. All information which the Subscriber has provided to the Company concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, the undersigned will immediately provide the Company with such information;

xii)          The Subscriber has the requisite power and authority to enter into and perform the transactions contemplated by this Agreement and the purchase of the Securities. The execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or other entity action, and no further consent or authorization of the Subscriber is required. When executed and delivered by the Subscriber, this Agreement shall constitute a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms;

xiii)          The Subscriber has not agreed to act with any of the other investors for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended, and the Subscriber is acting independently with respect to its investment in the Securities;

xiv)         The Subscriber: (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full authority, legal capacity and competence to enter into, execute and deliver this Agreement and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof, or (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities and such entity is duly organized, validly existing and in good standing under the laws of the state of its organization. Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity, provided further that such entity has validly authorized and approved such entity’s entry into this Agreement and the transactions contemplated herein;

Subscription Agreement
Vertex Energy, Inc.

xv)          The Subscriber confirms and certifies that:

(a)	Subscriber is in receipt of and has carefully read and reviewed and understands the Warrant Agreement attached hereto as Exhibit A.

(b)
The Subscription hereunder is irrevocable by Subscriber, and, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder except as set forth in Section F.

(c)	No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment purposes; or any recommendations or endorsements of the Securities.

(d)
The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein.

(e)
It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D or Regulation S, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(f)
IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(g)
THIS SUBSCRIPTION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT PERMITTED UNDER APPLICABLE LAW OR TO ANY FIRM OR INDIVIDUAL THAT DOES NOT POSSESS THE QUALIFICATIONS PRESCRIBED IN THIS SUBSCRIPTION.

C.            Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties in paragraph B hereof, and Subscriber hereby agrees to indemnify and hold harmless the Company and its affiliates, partners, officers, directors, agents, attorneys, and employees from and against any and all loss, damage or liability due to or arising out of a breach of any such representations or warranties and the breach of any representations and warranties whatsoever made herein. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to Subscriber under federal or state securities laws. The representations and warranties set forth herein shall survive the date upon which the Subscriber becomes a shareholder of the Company. No representation, warranty or covenant in this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were or are to be made, not misleading.

Subscription Agreement
Vertex Energy, Inc.

D.           Compliance with Securities Laws. Subscriber understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Securities in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS.”

E.            U.S.A. Patriot Act and Anti-Money Laundering Representations. Subscriber represents and warrants that Subscriber is not and is not acting as an agent, representative, intermediary or nominee for, a person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, Subscriber is in full compliance with all applicable U.S. laws, regulations, directives, and executive orders imposing economic sanctions, embargoes, export controls or anti-money laundering requirements, including but not limited to the following laws: (1) the International Emergency Economic Powers Act, 50 U.S.C. 1701-1706; (2) the National Emergencies Act, 50 U.S.C. 1601-1651; (3) section 5 of the United Nations Participation Act of 1945, 22 U.S.C. 287c; (4) Section 321 of the Antiterrorism Act, 18 U.S.C. 2332d; (5) the Export Administration Act of 1979, as amended, 50 U.S.C. app. 2401-2420; (6) the Trading with the Enemy Act, 50 U.S.C. app. 1 et seq.; (7) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (8) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001. The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an Office of Foreign Assets Control (“OFAC”) list, or a person or entity prohibited under the OFAC Programs.

Subscription Agreement
Vertex Energy, Inc.

F.            Closing. The sale of the Securities (the “Closing”) will take place concurrently with the closing of the transactions contemplated by that certain Asset Purchase Agreement by and among the Company, Vertex Energy Operating, LLC, the wholly-owned subsidiary of the Company, Vertex Refining OH, LLC, an indirect wholly-owned subsidiary of the Company, and Heartland Group Holdings, LLC (“Heartland”), dated October 21, 2014 (as amended, modified and supplemented to date, the “Purchase Agreement”). Subscriber acknowledges and agrees that this subscription is irrevocable and binding on the part of the Subscriber. Notwithstanding any other term or provision hereof, in the event the Closing does not occur by December 12, 2014, the Subscriber or the Company shall have the right to terminate the Offering and upon such termination all funds provided by the Subscriber to the Company in connection with this Agreement shall be returned to the Subscriber without interest.

G.            Entire Agreement. This Subscription and the Warrant Agreement are the entire and fully integrated agreement of the parties regarding the subject matter hereof, and there are no oral representations, warranties, agreements, or promises pertaining to this Subscription, the Warrant Agreement or the Securities.

H.            Purchase Payment. The purchase price shall be paid to the Company in cash, check or via wire transfer simultaneously with the undersigned’s entry into this Agreement.

I.             Construction of Terms. As used in this Agreement, the terms “herein,” “herewith,” “hereof” and “hereunder” are references to this Agreement, taken as a whole; the term “includes” or “including” shall mean “including, without limitation;” the word “or” is not exclusive; and references to a “Section,” “subsection,” “clause,” “Exhibit,” “Appendix,” “Schedule,” “Annex” or “Attachment” shall mean a Section, subsection, clause, Exhibit, Appendix, Schedule, Annex or Attachment of this Agreement, as the case may be, unless in any such case the context requires otherwise. Exhibits, Appendices, Schedules, Annexes or Attachments to any document shall be deemed incorporated by reference in such document. All references to or definitions of any agreement, instrument or other document (a) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (b) except as otherwise expressly provided, shall mean such agreement, instrument or document, or replacement or predecessor thereto, as modified, amended, supplemented and restated through the date as of which such reference is made.

J.            Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and (a) faxed to another party or (b) scanned and emailed to another party, shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

K.           Severability. The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

Subscription Agreement
Vertex Energy, Inc.

L.           Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

M.          Governing Law. This Agreement shall be interpreted in accordance with the laws of the State of Texas. In the event of a dispute concerning this Agreement, the parties agree that venue lies in a court of competent jurisdiction in any Texas court.

N.           Review of Document; Arm’s Length Transaction. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Subscription, said party has fully informed itself of the terms, contents, conditions and effects of this Subscription; (b) said party has relied solely and completely upon its own judgment in executing this Subscription; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Subscription; (d) said party has acted voluntarily and of its own free will in executing this Subscription; and (e) this Subscription is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

O.           NASDAQ Capital Market Review. The Company’s Common Stock is listed on the NASDAQ Capital Market (“NASDAQ”). The Subscriber agrees and acknowledges its understanding of that fact that NASDAQ has not had sufficient time to review this Agreement or the terms of the Offering in order to confirm that such terms and conditions (including, but not limited to the offering price of the Shares and Warrants (the “Offering Price”) and the Exercise Price) comply in all respects with NASDAQ’s additional listing rules and regulations (the “NASDAQ Rules”).  As such, the Subscriber agrees to adjust the Offering Price, Exercise Price, total number of Shares, total number of Warrants, or such other terms and conditions of the Offering as the Company may reasonably request subsequent to the Closing to confirm compliance with NASDAQ Rules (each a “NASDAQ Adjustment”).  The Subscriber agrees to take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out any NASDAQ Adjustment, including, if necessary, returning Shares or Warrants to the Company for cancellation or entering into amendments to this Subscription or the Warrant Agreement.

P.           Piggyback Registration Rights.  The Company covenants and agrees that if, at any time prior to the Registration Rights Expiration Date (defined below), it proposes to file a registration statement with respect to any class of equity or equity-related securities (other than in connection with an offering to the Company’s employees (Form S-8) or in connection with an acquisition, merger or similar transaction (Form S-4)) under the Securities Act in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of such securities, and the registration form to be used may be used for the issuance or resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares” and together with the Shares, the “Registrable Securities”), the Company will give prompt written notice to Subscriber of its intention to file such registration statement and will offer to include in such registration statement, such number of Registrable Securities with respect to which the Company has received written requests for inclusion therein within three (3) days after the giving of notice by the Company (the “Piggyback Registration Rights”).  Subscriber acknowledges and understands that the Company may file a secondary registration on behalf of certain investors that have provided or will provide financing or other resources to the Company or who have received shares in acquisition or combination transactions, that the inclusion of the Registrable Securities in such registration statement(s) is subject to the prior approval of such shareholders, and that such shareholders may not approve the inclusion of the Registrable Securities, in which case, the Piggyback Registration Rights provided in this paragraph will continue pursuant to the terms of this paragraph for any subsequent primary or secondary registration statement.  The Subscriber acknowledges and understands that the Company shall not be required to include Registrable Securities in a registration statement relating solely to an offering by the Company of securities for its own account if the managing underwriter or placement agent shall have advised the Company in writing that the inclusion of such securities will have a material adverse effect upon the ability of the Company to sell securities for its own account, and provided further that the Subscriber is not treated less favorably than others seeking to have their securities included in such registration statement. If the registration statement relating to the Piggyback Registration Rights is for an underwritten offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. Notwithstanding the obligations set forth above, if any Securities and Exchange Commission guidance sets forth a limitation on the number of securities permitted to be registered on a particular registration statement as a secondary offering, the number of Registrable Securities to be registered on such registration statement will be reduced pro rata between the Subscriber and other parties whose securities are included in such registration statement. The “Registration Rights Expiration Date” shall be five years from the Closing.

Subscription Agreement
Vertex Energy, Inc.

Q.           Purchase Price. The Subscriber shall pay the Purchase Price to the Company concurrently with the Subscriber’s entry into this Agreement, which funds shall be held by the Company in trust for the benefit of the Subscriber until the earlier of (a) the Closing, when they shall become the sole property of the Company; or (b) the termination of the Offering (as described in Section F) at which time such funds shall be returned to the Subscriber without interest.

“SUBSCRIBER”

Entity Name (if applicable):____________________

By:______________________________

Its:______________________________

Printed Name:_________________________

Address:________________________________

SS#/EIN#:______________________________

Date: _______________________________

“COMPANY”

Vertex Energy, Inc.

______________________________
Chris Carlson
Chief Financial Officer
Date: _______________________________

Subscription Agreement
Vertex Energy, Inc.

CERTIFICATION OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Rule 5011 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the line below indicating (a) the basis on which he, she or it is representing his, her or its status as an “accredited investor”; or (b) that the undersigned is not an “accredited investor”, at the request of Vertex Energy, Inc., a Nevada corporation (the “Company”).  The representation and confirmation below as part of this Certification of Accredited Investor Status (the “Certification”) shall be effective for all purposes and shall be able to be relied upon by the Company, its legal counsel and assigns for any and all purposes, until such time, if ever, as the undersigned has advised the Company that the representations below are no longer accurate or correct.

By initializing below the undersigned confirms, acknowledges and represents that he, she or it, is an “accredited investor” because he, she or it is:

a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000. For purposes of this item, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Closing Date, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the Closing Date;

a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. “Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code;

1 http://www.law.cornell.edu/cfr/text/17/230.501

an irrevocable trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring any securities of the Company, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

an irrevocable trust where the grantor is an “accredited investor” and is considered an “equity owner” because the trust has the following characteristics:
•	The trust is a grantor trust for federal income tax purposes and the grantor(s) is the sole funding source; AND
•	The grantor would be taxed on all income of the trust and would be taxed on the sale of trust assets; AND
•	The grantor(s) is the trustee with sole investment discretion; AND
•	The entire amount of the grantor’s contribution plus a rate of return would be paid to the grantor prior to any other payments; AND
•	The trust was established by the grantor for estate planning purposes; AND
•	Creditors of the grantor(s) would be able to reach the grantor’s interest in the trust.

(If this category is checked, please also check the additional category or categories under which the grantor qualifies as an accredited investor).

a trust that is revocable by its grantor and has a single grantor who is an accredited investor and is the sole source of funds for the trust (If this category is checked, please also check the additional category or categories under which the grantor qualifies as an accredited investor);

an entity (other than a trust) in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

a director, executive officer, or general partner of Vertex Energy, Inc., or any director, executive officer, or general partner of a general partner of Vertex Energy, Inc.;

OR

by initializing to the left or failing to initial one of the requirements above, the undersigned confirms, acknowledges and represents that he, she or it, is not an “accredited investor” because he, she or it does not meet one of the requirements above.

* * * * * * * * * * * * * * *

The undersigned agrees that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned as set forth herein. All information which the undersigned has provided to the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

IN WITNESS WHEREOF, the undersigned has executed this Certification of Accredited Investor Status on December 4, 2014.

 Name:______________________________________________

By: _________________________________________________
Signature

Printed Name of Signatory (if entity):_______________________

Title: _________________________________________________
(required for any stockholder that is a corporation, partnership, trust or other entity)